UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  April 24, 2015

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

951 Gateway Boulevard

South San Francisco, California 94080

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2015 annual meeting of stockholders (the “Annual Meeting”) of Theravance, Inc. (the “Company”) held on April 24, 2015, the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of six directors to serve until the the next annual meeting of stockholders.

Proposal 2:	Advisory vote to approve named executive officer compensation.

Proposal 3:	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 24, 2015 (the “Proxy Statement”). Of the 116,677,469 shares of the Company’s common stock entitled to vote at the Annual Meeting, 110,517,355 shares, or approximately 94.72%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:	Election of Directors.

The Company’s stockholders elected the following six directors to serve until the next annual meeting of stockholders. The votes regarding the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Michael W. Aguiar	101,573,112	244,622	8,699,621
Catherine J. Friedman	101,664,350	153,384	8,699,621
Terrence Kearney	101,665,357	152,377	8,699,621
Paul Pepe	101,664,122	153,612	8,699,621
James L. Tyree	101,664,289	153,445	8,699,621
William H. Waltrip	101,659,851	157,883	8,699,621

Proposal 2:	Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved on an advisory basis the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
101,153,373	646,538	17,823	8,699,621

Proposal 3:	Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
110,257,177	259,345	833	—

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: May 24, 2015	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

3